UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 28, 2008
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                     000-27127               04-3332534
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
   of Incorporation)                                     Identification No.)

                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

      On April 28, 2008, iBasis, Inc. ("iBasis") and Silicon Valley Bank (the "Lender") entered into a First Loan Modification Agreement (the "Loan Modification Agreement") to that certain Second Amended and Restated Loan and Security Agreement (the "Original Loan Agreement," and as amended by the Loan Modification Agreement, the "Amended Loan Agreement") between the parties dated as of October 2, 2007. iBasis entered into the Loan Modification Agreement to, among other things, increase the maximum amount of the revolving facility from $35,000,000 to $50,000,000, to revise certain financial covenants contained in the Original Loan Agreement, and to permit iBasis to repurchase up to $15,000,000 of its capital stock, pursuant to a stock repurchase program approved by its board of directors.

      Pursuant to the Amended Loan Agreement, iBasis may borrow up to $50,000,000 from time to time under a secured revolving credit facility for a two-year period which commenced October 2, 2007. The interest payable on amounts drawn under this revolving credit facility are based on either the Lender's prime rate, plus a margin, or LIBOR, plus a margin. The revolving credit facility is also guaranteed by iBasis Global, Inc., iBasis Retail, Inc., iBasis Securities Corporation and KPN International Network Services, Inc., all of which are wholly-owned subsidiaries of iBasis. The revolving credit facility is secured by a first priority lien and security interest in the assets of iBasis and such guarantors. In addition, iBasis has pledged two-thirds of all its shares of KPN Global Carrier Services B.V., which is a wholly-owned subsidiary of iBasis, as collateral for the revolving credit facility. Pursuant to the terms of the Amended Loan Agreement, iBasis shall use the proceeds solely as (i) working capital, (ii) to fund its general business requirements, and (iii) to fund the dividend declared by iBasis in connection with the transactions with KPN B.V.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description
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99.1            First Loan Modification Agreement dated as of April 28, 2008 between Silicon Valley Bank and iBasis, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 2, 2008                    iBasis, Inc.

                               By:/s/ Mark S. Flynn
                                      Chief Legal Officer and
                                      Corporate Secretary
                                      ----------------------------